    As filed with the Securities and Exchange Commission on October 12, 2000
                                                     Registration No. 333-_____
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                                 ------------
                               CISCO SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

           CALIFORNIA                                     77-0059951
 (State or other jurisdiction                  (IRS Employer Identification No.)
of incorporation or organization)

             170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA 95134-1706
               (Address of principal executive offices) (Zip Code)
                                  ------------
                     NUSPEED, INC. 2000 STOCK INCENTIVE PLAN

              HYNEX LIMITED 1998 KEY EMPLOYEE STOCK OPTION PLAN AND

                HYNEX LIMITED 2000 KEY EMPLOYEE STOCK OPTION PLAN

       KOMODO TECHNOLOGY, INC. SECOND AMENDED AND RESTATED 1999 STOCK PLAN

                                  ------------
                            (Full title of the Plans)
                                  ------------
                                JOHN T. CHAMBERS
                 PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR
                               CISCO SYSTEMS, INC.
             300 EAST TASMAN DRIVE, SAN JOSE, CALIFORNIA 95134-1706
                     (Name and address of agent for service)
                                 (408) 526-4000
          (Telephone number, including area code, of agent for service)
                                  ------------

                         CALCULATION OF REGISTRATION FEE

=============================================================================================================================
                                                                         Proposed              Proposed
                Title of                                                 Maximum               Maximum
               Securities                           Amount               Offering              Aggregate          Amount of
                  to be                             to be                 Price                Offering         Registration
               Registered                        Registered(1)         per Share(2)            Price(2)             Fee
               ----------                        -------------         -------------           ---------        ------------

  NuSpeed, Inc. 2000 Stock Incentive Plan     1,196,379 Shares           $15.51            $18,555,838.29          $4,898.74
  Common Stock (par value $0.01)

  HyNEX Limited 1998 Key Employee                26,350 Shares             $9.30              $245,055.00             $64.69
  Stock Option Plan
  Common Stock (par value $0.01)

  HyNEX Limited 2000 Key Employee               308,322 Shares            $11.22            $3,459,372.84            $913.27
  Stock Option Plan
  Common Stock (par value $0.01)

  Komodo Technology, Inc. Second Amended         15,392 Shares             $23.80             $366,329.60             $ 96.71
  and Restated 1999 Stock Plan Common
  Stock (par value $0.01)

                                      Total:  1,546,443 Shares                               Aggregate Filing Fee:  $5,973.41
=============================================================================================================================

(1) This Registration Statement shall also cover any additional shares of Registrant's Common Stock which become issuable under the NuSpeed, Inc. 2000 Stock Incentive Plan, the Komodo Technology, Inc. Second Amended and Restated 1999 Stock Plan, the HyNEX Limited 1998 Key Employee Stock Option Plan and the HyNEX Limited 2000 Key Employee Stock Option Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the weighted average exercise price of the outstanding options.

     With respect to securities to be offered to employees of the Registrant or the Registrant's subsidiary, which are subject to the securities laws of the State of Israel, the following legend shall apply:

     THE SECURITIES AUTHORITY OF THE STATE OF ISRAEL HAS EXEMPTED CISCO SYSTEMS, INC. FROM THE REQUIREMENT UNDER ISRAELI LAW TO OBTAIN A PERMIT WITH REGARD TO THIS FORM S-8. NOTHING IN THE EXEMPTION GRANTED SHALL BE CONSTRUED AS AUTHENTICATING THE MATTERS CONTAINED IN THIS FORM S-8 OR AN APPROVAL OF THEIR RELIABILITY OR ACCURACY OR AN EXPRESSION OF AN OPINION AS TO THE QUALITY OF THE SECURITIES OFFERED HEREBY.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference

     Cisco Systems, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

     (a) The Registrant's Annual Reports on Form 10-K for the fiscal year ended July 29, 2000 filed with the Commission on September 29, 2000, pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the " 1934 Act");

     (b) The Registrant's Current Report on Form 8-K filed with the Commission on December 15, 1999 (as amended on Form 8-K/A filed with the Commission on February 3, 2000 and on Form 8-K/A-1 filed with the Commission on August 4, 2000), August 15, 2000, September 7, 2000, September 15, 2000, September 26, 2000, September 28, 2000 and September 29, 2000;

     (c) The Registrant's Registration Statement No. 000-18225 on Form 8-A filed with the Commission on January 11, 1990, together with Amendment No. 1 on Form 8-A/A filed with the Commission on February 15, 1990, and including any other amendments or reports filed for the purpose of updating such description, in which there is described the terms, rights and provisions applicable to the Registrant's Common Stock, and;

     (d) The Registrant's Registration Statement No. 000-18225 on Form 8-A filed with the Commission on June 11, 1998, including any amendments or reports filed for the purpose of updating such description, in which there is described the terms, rights and provisions applicable to the Registrant's Preferred Stock Purchase Rights.

     All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4. Description of Securities

     Not Applicable.

Item 5. Interests of Named Experts and Counsel

     Not Applicable.

Item 6. Indemnification of Directors and Officers

     Section 317 of the California Corporations Code authorizes a court to award, or a corporation's Board of Directors to grant indemnity to directors and officers in terms sufficiently broad to permit indemnification (including reimbursement of expenses incurred) under certain circumstances for liabilities arising under the Securities Act of 1933, as amended, (the "1933 Act"). The Registrant's Restated Articles of Incorporation, as amended, and Amended and Restated Bylaws provide for indemnification of its directors, officers, employees and other agents to the maximum extent permitted by the California Corporations Code. In addition, the Registrant has entered into Indemnification Agreements with each of its directors and officers.

Item 7. Exemption from Registration Claimed

     Not Applicable.

Item 8. Exhibits

Exhibit Number      Exhibit
--------------      -------
   4                Instruments Defining the Rights of Stockholders. Reference
                    is made to Registrant's Registration Statement No. 000-18225 on Form 8-A, together with the amendments and exhibits
                    thereto, which are incorporated herein by reference pursuant to Items 3(c) and 3(d).
   5                Opinion and consent of Brobeck, Phleger & Harrison LLP.
   23.1             Consent of PricewaterhouseCoopers LLP, Independent
                    Accountants.
   23.2             Consent of Brobeck, Phleger & Harrison LLP is contained in
                    Exhibit 5.
   24               Power of Attorney. Reference is made to page II-4 of this
                    Registration Statement.
   99.1             NuSpeed, Inc. 2000 Stock Incentive Plan.
   99.2             Form of  Incentive Stock Option Agreement.
   99.3             Form of Non-Qualified Stock Option Agreement.
   99.4             Form of Option Assumption Agreement for NuSpeed, Inc.
   99.5             Form of Option Assumption Agreement-Acceleration for
                    NuSpeed, Inc.
   99.6             HyNEX Limited 1998 Key Employee Stock Option Plan.
   99.7             1998 Form of Notice of Grant for HyNEX Limited.
   99.8             Form of Option Assumption Agreement for HyNEX Limited.
   99.9             Form of Option Assumption Agreement-Acceleration for HyNEX
                    Limited.
   99.10            HyNEX Limited 2000 Key Employee Stock Option Plan.
   99.11            2000 Form of Notice of Grant for HyNEX Limited.
   99.12            Form of Option Assumption Agreement for HyNEX Limited.
   99.13            Form of Option Assumption Agreement-Acceleration for HyNEX
                    Limited.
   99.14            Komodo Technology, Inc. Second Amended and Restated 1999
                    Stock Plan.
   99.15            Form of Notice of Grant for Komodo Technology, Inc.
   99.16            Form of Option Assumption Agreement for Komodo Technology,
                    Inc.

Item 9. Undertakings

     A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the NuSpeed, Inc. 2000 Stock Incentive Plan, the HyNex Limited 1998 Key Employee Stock Option Plan, the HyNex Limited 2000 Key Employee Stock Option Plan and the Komodo Technology, Inc. Second Amended and Restated 1999 Stock Plan.

     B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California on this 12th day of October, 2000.

                                    CISCO SYSTEMS, INC.

                                    By: /s/ John T. Chambers
                                        ----------------------------------------
                                        John T. Chambers
                                        President, Chief Executive Officer
                                        and Director


                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John T. Chambers and Larry R. Carter, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Signature                                       Title                                            Date
---------                                       -----                                            ----

/s/ John T. Chambers                            President, Chief Executive                  October 12, 2000
----------------------------------------        Officer and Director
John T. Chambers                                (Principal Executive Officer)


/s/ Larry R. Carter                             Senior Vice President, Finance              October 12, 2000
----------------------------------------        and Administration, Chief Financial
Larry R. Carter                                 Officer, Secretary and Director
                                                (Principal Financial and Accounting
                                                Officer)

/s/ John P. Morgridge                           Chairman of the Board and                   October 12, 2000
----------------------------------------        Director
John P. Morgridge

/s/ Donald T. Valentine                         Vice Chairman of the Board and              October 12, 2000
----------------------------------------        Director
Donald T. Valentine

/s/ James F. Gibbons                            Director                                    October 12, 2000
----------------------------------------
James F. Gibbons

/s/ Steven M. West                              Director                                    October 12, 2000
----------------------------------------
Steven M. West

/s/ Edward R. Kozel                             Director                                    October 12, 2000
----------------------------------------
Edward R. Kozel

/s/ Carol A. Bartz                              Director                                    October 12, 2000
----------------------------------------
Carol A. Bartz

/s/ James C. Morgan                             Director                                    October 12, 2000
----------------------------------------
James C. Morgan

/s/ Mary Cirillo                                Director                                    October 12, 2000
----------------------------------------
Mary Cirillo

/s/ Arun Sarin                                  Director                                    October 12, 2000
----------------------------------------
Arun Sarin


                                                Director
----------------------------------------
Jerry Yang

                                  EXHIBIT INDEX

Exhibit Number      Exhibit
--------------      -------
   4                Instruments Defining the Rights of Stockholders. Reference
                    is made to Registrant's Registration Statement No. 000-18225 on Form 8-A, together with the amendments and exhibits
                    thereto, which are incorporated herein by reference pursuant to Items 3(c) and 3(d).
   5                Opinion and consent of Brobeck, Phleger & Harrison LLP.
   23.1             Consent of PricewaterhouseCoopers LLP, Independent
                    Accountants.
   23.2             Consent of Brobeck, Phleger & Harrison LLP is contained in
                    Exhibit 5.
   24               Power of Attorney. Reference is made to page II-4 of this
                    Registration Statement.
   99.1             NuSpeed, Inc. 2000 Stock Incentive Plan.
   99.2             Form of  Incentive Stock Option Agreement.
   99.3             Form of Non-Qualified Stock Option Agreement.
   99.4             Form of Option Assumption Agreement for NuSpeed, Inc.
   99.5             Form of Option Assumption Agreement-Acceleration for
                    NuSpeed, Inc.
   99.6             HyNEX Limited 1998 Key Employee Stock Option Plan.
   99.7             1998 Form of Notice of Grant for HyNEX Limited.
   99.8             Form of Option Assumption Agreement for HyNEX Limited.
   99.9             Form of Option Assumption Agreement-Acceleration for HyNEX
                    Limited.
   99.10            HyNEX Limited 2000 Key Employee Stock Option Plan.
   99.11            2000 Form of Notice of Grant for HyNEX Limited.
   99.12            Form of Option Assumption Agreement for HyNEX Limited.
   99.13            Form of Option Assumption Agreement-Acceleration for HyNEX
                    Limited.
   99.14            Komodo Technology, Inc. Second Amended and Restated 1999
                    Stock Plan.
   99.15            Form of Notice of Grant for Komodo Technology, Inc.
   99.16            Form of Option Assumption Agreement for Komodo Technology,
                    Inc.